Accident and Health Claim Reserves	12 Months Ended
Dec. 31, 2016
Accident and Health Claim Reserves
(15)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2016, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Activity in the accident and health claim reserves is summarized as follows:

	2016	2015	2014
Balance at January 1, net of reinsurance recoverables of $340,048, $283,252, and 259,829, respectively	$157,321	135,168	127,405
Adjustment primarily related to commutation and assumption reinsurance on blocks of business	34	323	(35)
Incurred related to:
Current year	93,844	71,378	60,474
Prior years	789	(4,275)	(11,243)

Total incurred	94,633	67,103	49,231

Paid related to:
Current year	5,829	4,331	3,677
Prior years	49,556	40,942	37,756

Total paid	55,385	45,273	41,433

Balance at December 31, net of reinsurance recoverables of $396,850, $340,048, and $283,252, respectively	$196,603	157,321	135,168

Prior year incurred claim reserves for 2016 were unfavorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC and group health lines of business.

Prior year incurred claim reserves for 2015 and 2014 reflect favorable claim development primarily within the individual LTC line of business. This favorable development is partially due to an update to claim continuance assumptions.